                                                                   EXHIBIT 99.01


                                                First USA Credit Card Master Trust
                                              Trust Performance by Series - June 2001
                                                      Excess Spread Analysis

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Series                                  1994-4          1994-6          1994-8          1995-2          1996-2     1996-4
Deal Size                               $870MM          $898MM          $602MM          $795MM          $723MM     $602MM
Expected Maturity                     11/15/01         1/15/02        11/15/01         3/15/02         6/10/03    8/10/06
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Yield                                    17.15%          17.15%          17.15%          17.15%          17.15%     17.15%
Less:   Coupon                            4.43%           4.43%           4.36%           4.30%           4.28%      4.32%
        Servicing Fee                     1.50%           1.50%           1.50%           1.50%           1.50%      1.50%
        Net Credit Losses                 6.64%           6.64%           6.64%           6.64%           6.64%      6.64%
Excess Spread:
        June-01                           4.57%           4.58%           4.65%           4.70%           4.72%      4.68%
        May-01                            5.04%           5.05%           5.23%           5.17%           5.15%      5.10%
        April-01                          4.95%           4.97%           4.77%           5.02%           5.06%      5.01%
Three Month Average Excess Spread         4.85%           4.87%           4.88%           4.96%           4.98%      4.93%

Delinquency:
        30 to 59 Days                     1.35%           1.35%           1.35%           1.35%           1.35%      1.35%
        60 to 89 Days                     0.99%           0.99%           0.99%           0.99%           0.99%      0.99%
        90+ Days                          1.80%           1.80%           1.80%           1.80%           1.80%      1.80%
        Total                             4.14%           4.14%           4.14%           4.14%           4.14%      4.14%

Payment Rate                             13.94%          13.94%          13.94%          13.94%          13.94%     13.94%

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Series                                  1996-6          1996-8          1997-1          1997-2          1997-3     1997-4
Deal Size                             $1,039MM          $482MM          $904MM          $602MM          $602MM     $602MM
Expected Maturity                     11/10/03         1/10/04         2/17/04         5/17/04         6/17/02    6/17/07
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Yield                                    17.15%          17.15%          17.15%          17.15%          17.15%     17.15%
Less:   Coupon                            4.24%           4.22%           4.16%           4.18%           4.15%      4.27%
        Servicing Fee                     1.50%           1.50%           1.50%           1.50%           1.50%      1.50%
        Net Credit Losses                 6.64%           6.64%           6.64%           6.64%           6.64%      6.64%
Excess Spread:
        June-01                           4.76%           4.79%           4.85%           4.82%           4.85%      4.73%
        May-01                            5.19%           5.21%           5.28%           5.25%           5.28%      5.16%
        April-01                          5.09%           5.11%           5.17%           5.14%           5.17%      5.06%
Three Month Average Excess Spread         5.01%           5.04%           5.10%           5.07%           5.10%      4.98%

Delinquency:
        30 to 59 Days                     1.35%           1.35%           1.35%           1.35%           1.35%      1.35%
        60 to 89 Days                     0.99%           0.99%           0.99%           0.99%           0.99%      0.99%
        90+ Days                          1.80%           1.80%           1.80%           1.80%           1.80%      1.80%
        Total                             4.14%           4.14%           4.14%           4.14%           4.14%      4.14%

Payment Rate                             13.94%          13.94%          13.94%          13.94%          13.94%     13.94%
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                                                First USA Credit Card Master Trust
                                              Trust Performance by Series - June 2001
                                                      Excess Spread Analysis

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Series                                  1997-5          1997-6  (1)     1997-7          1997-8          1997-9     1998-1
Deal Size                               $783MM        $1,566MM          $602MM          $939MM          $602MM     $843MM
Expected Maturity                      8/17/04         7/17/02         9/17/04         9/17/07        10/17/04    5/18/03
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Yield                                    17.15%          19.70%          17.15%          17.15%          17.15%     17.15%
Less:   Coupon                            4.40%           6.50%           4.16%           4.22%           4.13%      4.30%
        Servicing Fee                     1.50%           1.50%           1.50%           1.50%           1.50%      1.50%
        Net Credit Losses                 6.64%           6.64%           6.64%           6.64%           6.64%      6.64%
Excess Spread:
        June-01                           4.61%           5.05%           4.84%           4.79%           4.87%      4.71%
        May-01                            5.05%           5.07%           5.27%           5.21%           5.30%      5.20%
        April-01                          5.03%           5.24%           5.17%           5.11%           5.19%      5.12%
Three Month Average Excess Spread         4.90%           5.12%           5.09%           5.04%           5.12%      5.01%

Delinquency:
        30 to 59 Days                     1.35%           1.35%           1.35%           1.35%           1.35%      1.35%
        60 to 89 Days                     0.99%           0.99%           0.99%           0.99%           0.99%      0.99%
        90+ Days                          1.80%           1.80%           1.80%           1.80%           1.80%      1.80%
        Total                             4.14%           4.14%           4.14%           4.14%           4.14%      4.14%

Payment Rate                             13.94%          13.94%          13.94%          13.94%          13.94%     13.94%

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Series                                  1998-4          1998-5          1998-6          1998-7          1998-8     1998-9
Deal Size                               $843MM          $783MM          $964MM          $904MM          $602MM     $747MM
Expected Maturity                      7/18/05         8/18/03         8/18/08         8/18/01         9/18/05    1/20/04
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Yield                                    17.15%          17.15%          17.15%          17.15%          17.15%     17.15%
Less:   Coupon                            4.14%           4.12%           4.34%           4.13%           4.21%      5.35%
        Servicing Fee                     1.50%           1.50%           1.50%           1.50%           1.50%      1.50%
        Net Credit Losses                 6.64%           6.64%           6.64%           6.64%           6.64%      6.64%
Excess Spread:
        June-01                           4.87%           4.89%           4.67%           4.87%           4.79%      3.65%
        May-01                            5.34%           5.36%           5.16%           5.35%           5.28%      4.24%
        April-01                          5.18%           5.19%           5.08%           5.18%           5.10%      5.03%
Three Month Average Excess Spread         5.13%           5.15%           4.97%           5.14%           5.06%      4.31%

Delinquency:
        30 to 59 Days                     1.35%           1.35%           1.35%           1.35%           1.35%      1.35%
        60 to 89 Days                     0.99%           0.99%           0.99%           0.99%           0.99%      0.99%
        90+ Days                          1.80%           1.80%           1.80%           1.80%           1.80%      1.80%
        Total                             4.14%           4.14%           4.14%           4.14%           4.14%      4.14%

Payment Rate                             13.94%          13.94%          13.94%          13.94%          13.94%     13.94%
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                                                First USA Credit Card Master Trust
                                              Trust Performance by Series - June 2001
                                                      Excess Spread Analysis

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Series                                  1999-1          1999-2          1999-3          1999-4          2001-1     2001-2
Deal Size                             $1,205MM          $602MM          $833MM          $595MM          $893MM    $1488MM
Expected Maturity                      2/19/04         2/21/06         4/19/04         5/20/02         1/19/06    3/19/04
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Yield                                    17.15%          17.15%          17.15%          17.15%          17.15%     17.15%
Less:   Coupon                            4.34%           4.40%           4.34%           4.11%           4.20%      4.14%
        Servicing Fee                     1.50%           1.50%           1.50%           1.50%           1.50%      1.50%
        Net Credit Losses                 6.64%           6.64%           6.64%           6.64%           6.64%      6.64%
Excess Spread:
        June-01                           4.67%           4.61%           4.67%           4.90%           4.81%      4.87%
        May-01                            5.13%           5.08%           5.14%           5.36%           5.26%      5.32%
        April-01                          5.05%           4.99%           5.05%           5.17%           5.09%      5.14%
Three Month Average Excess Spread         4.95%           4.89%           4.95%           5.14%           5.05%      5.11%

Delinquency:
        30 to 59 Days                     1.35%           1.35%           1.35%           1.35%           1.35%      1.35%
        60 to 89 Days                     0.99%           0.99%           0.99%           0.99%           0.99%      0.99%
        90+ Days                          1.80%           1.80%           1.80%           1.80%           1.80%      1.80%
        Total                             4.14%           4.14%           4.14%           4.14%           4.14%      4.14%

Payment Rate                             13.94%          13.94%          13.94%          13.94%          13.94%     13.94%

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Series                                  2001-3          2001-4
Deal Size                               $750MM          $714MM
Expected Maturity                      3/20/06         8/15/06
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Yield                                    17.15%          17.15%
Less:   Coupon                            4.20%           4.25%
        Servicing Fee                     1.50%           1.50%
        Net Credit Losses                 6.64%           6.64%
Excess Spread:
        June-01                           4.81%           4.76%
        May-01                            5.27%             NA
        April-01                          5.09%             NA
Three Month Average Excess Spread         5.06%           4.76%

Delinquency:
        30 to 59 Days                     1.35%           1.35%
        60 to 89 Days                     0.99%           0.99%
        90+ Days                          1.80%           1.80%
        Total                             4.14%           4.14%

Payment Rate                             13.94%          13.94%
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